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                                                                    EXHIBIT 10.2

                                January 26, 2004

Board of Education of Granite School District
340 East 3545 South
Salt Lake City, UT 84115

         Re: Purchase and Sale Agreement dated December 15, 2003, between Rocky Mountain Medical Center, Inc., a Delaware corporation ("Seller"), and Board of Education of Granite School District, a body corporate of the State of Utah ("Granite") (the "Agreement")

Ladies and Gentlemen:

         This will confirm our mutual agreement that the January 30, 2004 date set forth in Section 14.1 of the Agreement is hereby extended and changed to "February 13 , 2004". All other terms, conditions and provisions of the Agreement remain in full force and effect.

         Please execute this letter in the space indicated to confirm your agreement.

                                    ROCKY MOUNTAIN MEDICAL CENTER, INC.

                                    By: /s/ W. Carl Whitmer
                                        ----------------------------------------
                                        Title: VP & CFO

ACKNOWLEDGED AND ACCEPTED:

BOARD OF EDUCATION OF
GRANITE SCHOOL DISTRICT

By: /s/ Sarah R. Meier
    -------------------
    Title: President

MERRILL TITLE COMPANY

By: /s/ [ILLEGIBLE]
    -------------------
    Title: President